United States
                Securities and Exchange Commission

                      Washington, DC  20549

                            Form 8 - K

                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        March 19, 1997


                  Sterling Financial Corporation
      (Exact name of registrant as specified in its charter)


     Pennsylvania                     0-16276            23-2449551
(State or other jurisdiction (Commission File Number)  (IRS Employer
            of incorporation)                        Identification No)


 101 North Pointe Boulevard     Lancaster, Pennsylvania      17601-4133
       (Address of principal executive offices)              (Zip Code)


Registrant's Telephone number, including area code    (717) 581-6030


                                     N/A
  (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.

             Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.   Bankruptcy or Receivership.

             Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.   Other Events.

             Not Applicable.

Item 6.   Resignations of Registrant's Directors.

             Not Applicable.

Item 7.   Financial Statements and Exhibits.

             (a)  Not Applicable.
             (b)  Not Applicable.
             (c)   Exhibits
                   (1) Employment Agreement between First National Bank of
                       Lancaster County and John E. Stefan, dated as of April 30, 1983 is attached.

                   (2) Assumption and Modification Agreement between the
                       Registrant, Bank of Lancaster County and John E. Stefan, dated July 14, 1987 is attached hereto, as Exhibit 10b.

Item 8.   Change in Fiscal Year.

             Not Applicable.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   Sterling Financial Corporation
                                   (Registrant)

                                    /s/ John E. Stefan
                                   John E. Stefan, Chairman of the Board,
                                   President and Chief Executive Officer
                                   (Principal Executive Officer)

                                    /s/ Ronald L. Bowman
                                    Ronald L. Bowman, Vice President
                                    and Secretary

DATE        March 19, 1997
                          EXHIBIT INDEX


Exhibit                             Page Number in Manually Signed Original

  10a        Employment Agreement                             5

  10b        Assumption and Modification Agreement            11







                           EXHIBIT 10A


                       EMPLOYMENT AGREEMENT


                  EMPLOYMENT AGREEMENT


     AGREEMENT as of and effective the 30th day of April, 1983, between THE FIRST NATIONAL BANK OF LANCASTER COUNTY (hereinafter referred to as "Employer"), and John E. Stefan (hereinafter referred to as "Employee").

     1. Employment. The Employer employs the Employee and the Employee agrees to accept employment by the Employer upon the terms and conditions set forth in this Agreement.

     2. Term. The Employer employs John E. Stefan as President and Chief Executive Officer. Employment shall be for a period of five (5) years beginning April 30, 1983, and for such additional periods as may be agreed upon pursuant to the provisions of Paragraph 17 thereof. Employee shall devote his entire time and best efforts to the advancement of the interests of the Bank and shall perform such duties as may be prescribed from time to time by the Board of Directors.

         3. Compensation. In consideration of the services to be performed under this Agreement, Employee shall receive as compensation during the first year of this Agreement a salary of $67,787.2 annually (which is an increase, effective this date, of $6,780.80) paid on a bi-weekly basis or according to Employer's regular schedule.
Employee shall participate in year end bonus and/or profit sharing plans as established by the Board of Directors. Such plans shall not during the tenure of this contract discriminate in any way to the disadvantage of the Employee.
The Employee shall be given as good or better incentives as those offered to other officers or employees. Prior to each annual anniversary of this contract the Board of Directors shall review the performance of the employee in accordance with established personnel policy and practice to determine compensation for each ensuing year. It is agreed that the compensation to be paid shall not be less than $67,787.20 and that improvements in Bank growth and profits will result in salary increases at least in keeping with the merit increase guidelines established for all officers.

         4. Duties. The Employer employs Employee as President and Chief Executive Officer of the Bank. His powers and duties in that capacity include the total supervision and direction of the Bank as approved by the Board of Directors. He shall perform such other necessary work in connection with the business of the Bank as may be required by the Board. Employee, as President and Chief Executive Officer of Bank, is subject to the control and supervision of the Board of Directors.

         5. Extent of Services. The Employee shall devote his entire time, attention, and energies to the business of Bank and/or any subsidiary thereof, and shall not, during the term of this Agreement, be actively engaged in any other business activity, whether or not such other business activity is pursued for gain, profit, or other pecuniary advantage. Employee may, however, invest his assets in any form or manner as will not require his services in the day to day operation of the entity or entities in which such investments are made.

         6. Disclosure of Information. The Employee acknowledges that the list of the Bank's customers as it may exist from time to time is a valuable, special, and unique asset of the Bank's business.
The Employee will not, during or after the term of his employment, disclose the list of the Bank's customers or any part thereof to any firm, person, corporation, association or any other entity for any reason or purpose whatsoever other than for the benefit of the Bank. In the event of a breach or threatened breach by the Employee of the provisions of this paragraph, the Employer shall be entitled to an injunction restraining the Employee from disclosing or threatening to disclose, in whole or in part, the list of the Bank's customers, or from rendering any services to any person, firm, corporation, association, or other entity to which he has disclosed or threatened to disclose such list, in whole or in part. Nothing herein shall be construed as prohibiting the Employer from pursuing any other remedies for breach or threatened breach of this Agreement.

         7. Expenses. It is anticipated that the Employee will incur expenses in conducting and promoting the Bank's business, including, but not limited to, expenses for entertainment, travel, and similar matters.
The Employer will reimburse the Employee for all such reasonable expenses upon the periodic presentation of an itemized account of such expenses. The Employer deems it necessary that in order to properly promote the Bank's business, The Employee maintain memberships at various clubs and associations; minimum memberships to include Hamilton Club, Media Heights Country Club, and Hershey Country
Club. Other memberships may be added or exchanged if mutually agreed to by Employer and Employee. The Employer, therefore, will pay dues and assessments necessary to maintain such memberships. It is expressly understood that all personal use, if any, shall be paid for by the Employee.


         8. Other Benefits. During the term of this Agreement, or any renewal periods thereof as provided in Paragraph 17 hereof, the Employer will, at least every three (3) years, furnish Employee with a new car for his use. Such car will be provided by Bank. Employer will pay all car expenses, including, but not limited to, fuel, oil, repairs and maintenance, and will maintain insurance coverage on the car at least equivalent to that maintained on Bank's vehicles. In addition, Employee will participate in Employer's hospitalization, major medical, life insurance, pension, bonus as defined in Paragraph 3 hereof, and long term disability coverage and other benefits as provided to all full time employees from the first day of employment. In the event of a disability, the bank's normal procedures and policy for physical or mental long term disability would apply.

         9. Termination Without Cause. The Employer may, without cause, terminate this Agreement at any time upon giving thirty (30) days' written notice to the Employee. In such event, the Employee, if requested by the Employer, shall continue to render his services and shall be paid his regular compensation therefor up to the date of termination. In addition, the Employee shall be paid the amount equal to the compensation he would have received during the remaining term of this Agreement, or any renewals thereof pursuant to Paragraph 17 thereof. In the event the Employee elects deferred payments, it is understood that he has no remaining responsibilities under this Agreement except as provided in Paragraphs 6 and 12 hereof. The total amount received by the Employee will not vary in accordance with the manner of his termination payments, i.e., no discount for lump-sum payment and no interest on deferred payments. The Employer shall have the option to receive such payments in accordance with the regularly scheduled payment program currently in effect or any other payment schedule mutually agreed upon between the Employee and the Employer. Benefits as listed in Paragraph 8 would be maintained for a minimum of six (6) months.
         The Employee may, without cause, terminate this agreement at any time upon sixty (60) days' written notice to the Employer. In such event, the Employee shall continue to render his services and shall be paid his regular compensation up to the date of termination, but no severance allowance shall be paid to him.

         10. Termination With Cause. Nothing in this Agreement shall prevent the Employer from terminating the Employee's employment hereunder at any time (a) because of proven fraud, misappropriation, embezzlement, misfeasance or related matters or (b) if he shall have violated any of the substantive provisions of this Agreement. The Employee may contest such termination for cause by requesting a hearing thereon before an Arbitrator chosen in accordance with the Rules of the American Arbitration Association. Such request shall be made within thirty (30) days of termination. In the event the Arbitrator rules for the Employee, he shall be entitled to payment in accordance with the provisions governing payment in the event the Employer had terminated without cause. Any hearing pursuant to this paragraph will be held in Lancaster unless the parties mutually agree to a different site.

         11. Death During Employment. If the Employee dies during the term of employment, in addition to whatever benefits are provided pursuant to Paragraph 8 hereof, the Employer shall pay to the estate of the Employee the compensation which would otherwise be payable to the Employee up to the end of the month following death, with a minimum of four (4) weeks compensation from date of death.

          12. Restrictive Covenant. For a period of five (5) years after termination or expiration of this Agreement, the Employee will not, within a radius of fifty (50) miles from the present principal place of business of the Employer, own, manage, operate, control, be employed by, participate in, or be connected in any manner with the ownership, management, operation, or control of any business similar to the type of business conducted by the Bank at the time of the termination or expiration of this Agreement. Nothing shall be construed as prohibiting the Employer from pursuing any available remedy for a breach or threatened breach of this provision.

        13. Arbitration. Any controversy or claim arising out of, or relating to this agreement, or the asserted breach thereof, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association, and judgement upon the award rendered may be entered and enforced in any court having jurisdiction thereof. Request for any such arbitration shall be made within thirty (30) days of the event complained of. All hearings shall be in Lancaster unless the parties mutually agree to another site.


        14. Notices. Any notice required or desired to be given under this Agreement shall be deemed given if sent by certified mail to the residence, in the case of the Employee, or to the principal office, in the case of the Employer.

        15. Waiver of Breach. The waiver by the Employer of a breach of any provision of this Agreement by the Employee shall not operate or be construed as a waiver of any subsequent breach by the Employee. No waiver shall be valid unless in writing and signed by an authorized officer of the Employer.

        16. Non-Delegation. The Employee acknowledges that the services to be rendered by him to Bank are unique and personal. Accordingly, the Employee agrees not to delegate any of his duties and obligations under this Agreement other than those which are purely ministerial. Common sense shall prevail in this interpretation of this provision. The rights and obligations of the Employer under this Agreement shall inure to the benefit of, and shall be binding on, the successors and assigns of the Employer.

         17. Renewal. This Agreement may be renewed for subsequent five (5) year terms, and, unless either party notifies the other of a desire to terminate this Agreement at least ninety (90) days prior to the termination date of this Agreement (or at least sixty (60) days prior to the termination date of any subsequent five (5) year renewal term, this Agreement will automatically be renewed for an additional five (5) year term. In the event of such renewal, Employee will be compensated for each year thereof at a rate no less than the prior annual rate of compensation plus an increase at least in keeping with the merit increase guidelines established for all officers. If this Agreement is not renewed at the end of any of its terms, then the provisions of the Restrictive Covenant found in Paragraph 12 hereof apply.

         18. Merger. In the event of merger or acquisition of the Bank by another financial organization, corporation, or individuals which result in the foregoing entities acquiring 40% or more ownership, the Employer shall have no right to terminate this contract without just cause as defined in Paragraph
10. Specifically Paragraph 9 becomes null and void with respect to Employer's rights as enumerated. In addition, as of effective date of said merger or acquisition this contract in its entirety shall be extended automatically for a period of five (5) years with no right of the Employer to object or cancel except as provided in Paragraph 10. The Employee shall have the right to refuse any assignment by the new entity which results in the Employee being required to maintain an office outside of Lancaster County, Pennsylvania. The same right of refusal shall apply to job assignment or extended travel even if defined as temporary by the new entity.

         19. Entire Agreement. This Agreement contains the entire understanding of the parties. It may not be changed orally but only by an agreement in writing signed by the parties. This Agreement is to be interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year aforesaid.

                                              THE FIRST NATIONAL BANK OF
                                              LANCASTER COUNTY

                                              By: /s/ William M. Musser, Jr.
                                              Chairman of the Board
(Corporate Seal)
Attest:

/s/ Darwin L. Mowery                              /s/ John E. Stefan




                      EXHIBIT 10 b
         ASSUMPTION AND MODIFICATION AGREEMENT


         ASSUMPTION AND MODIFICATION AGREEMENT

      MADE this 14th day of July, 1987 by and among JOHN E. STEFAN (Employee), BANK OF LANCASTER COUNTY, N.A. (the Bank) and STERLING FINANCIAL CORPORATION (Sterling).

                      Background:

     The Bank is successor by merger to the First National Bank of Lancaster County pursuant to the consummation on June 30, 1987 of a Reorganization Agreement and Plan of Merger (the Reorganization Agreement), under the terms of which the Bank became a wholly-owned subsidiary of Sterling. On April 30, 1983 Employee and The First National Bank of Lancaster County entered into an Employment Agreement (the Employment Agreement), under the terms of which Employee was engaged as President and Chief Executive Officer of the First National Bank of Lancaster County. This Assumption and Modification Agreement is entered into for the purpose of evidencing the Assumption of the Employment Agreement in certain respects, as set forth below.

                      WITNESSETH:

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and intending to be legally bound, the parties hereby agree as follows:

         1. The Bank, Sterling and Employee agree that no merger or acquisition of the kind contemplated in Paragraph 18 of the Employment Agreement shall be deemed to have occurred as a result of or in connection with the consummation of the Reorganization Agreement. The first sentence of Paragraph 18 of the Employment Agreement is hereby amended in its entirety to read as follows:

                In the event of a merger or acquisition of Sterling Financial Corporation or of Bank of Lancaster County, N.A. by
                 another financial organization, corporation or individual
                which results in the foregoing entities acquiring 40 percent or more ownership, the Employer shall have no right to terminate this contract without just cause as defined in Paragraph 10.

         2. Sterling hereby assumes jointly and severally with the Bank all of the obligations of the Bank under the Employment Agreement as modified hereby.

         3. The Employment Agreement as modified hereby shall remain in full force and effect.



     IN WITNESS WHEREOF, this Assumption and Modification Agreement is executed the day and year first above written.



                                          /s/ John E. Stefan


                                          Bank of Lancaster County, N.A.

                                          By: /s/ John E. Stefan
                                          John E. Stefan, President
                                          and Chief Executive Officer
(Corporate Seal)
                                          Attest: /s/ Ronald L. Bowman
                                          Ronald L. Bowman,
                                          Secretary

                                          Sterling Financial Corporation

                                          By: /s/ John E. Stefan
                                          John E. Stefan, President
                                          and Chief Executive Officer
(Corporate Seal)
                                          Attest: /s/ Ronald L. Bowman
                                          Ronald L. Bowman,
                                          Secretary